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                                                                   EXHIBIT 10.24

                             AMENDMENT NUMBER THREE
              POST PROPERTIES, INC. PROFIT SHARING/ss. 401(K) PLAN
             AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1994

Pursuant to ss. 13.1 of the Post Properties, Inc. Profit Sharing/ss. 401(k) Plan as amended and restated effective as of January 1, 1994 ("Plan"), Post Properties, Inc. hereby amends the Plan as follows:

1.       By amending ss. 3.19, Forfeiture, to read as follows:

         "3.19. Forfeiture -- means the nonvested portion of an Individual Account of an Employee that is deducted from such Account in accordance with the terms of this Plan."

2. By amending ss. 6.2(a), Forfeitures, to insert the phrase "attributable to Profit Sharing Contributions" after the word "Forfeitures".

3. By amending the last sentence of ss. 6.5, Account Debits and Allocation of Adjustment, to read as follows:

         "For purposes of allocating the Adjustment for any Valuation Date, the Individual Accounts shall be adjusted for contributions, distributions, withdrawals and other applicable debits and credits in accordance with procedures established for such purpose by the Plan's recordkeeper."

4.       By amending ss. 6.6, Allocation Report, to read as follows:

         "6.6. Allocation Report. At least annually and at such other times as determined by the Plan Sponsor, if any, each person for whom an Individual Account is maintained shall be provided with a statement showing the amounts allocated to and the new value of that Individual Account."

5. By amending the last sentence in ss. 8.4(b), Immediate Payment, to read as follows:

         "If the vested portion of an Employee's Individual Account is $3,500 or less at the time of his or her Employment Termination Date (or at the time of any prior distribution), such Employee shall be deemed to have requested an immediate payment under this ss. 8.4(b) and that vested portion shall be paid in accordance with ss. 9.1(c) and procedures established by the Plan Sponsor as soon as practicable after the Employee's Employment Termination Date."

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6.       By amending ss. 8.4(e), Reemployment, to read as follows:

         "(e)  Reemployment.

                  (1) If the former Employee is reemployed as an Employee before he or she has 6 consecutive Breaks in Service and the vested portion of his or her Profit Sharing Account and Matching Account was more than zero, the dollar amount that was treated as a Forfeiture under ss. 8.4(d) and ss. 15.4(a), if any, shall be restored (from Forfeitures and, if necessary, from the Profit Sharing Contribution) to the Employee's Individual Account only if the Employee repays to the Plan an amount equal to the dollar amount of the distribution from the Employee's Profit Sharing Account and Matching Account in accordance with this ss. 8.4(e). Such repayment must be made before the earlier of (1) five years after the first date on which the Employee is subsequently reemployed as an Employee or (2) the date the Employee has six consecutive Breaks in Service following the date of the distribution. If no such repayment is made, the dollar amount that was treated as a Forfeiture shall not be restored notwithstanding the former Employee's reemployment.

                  (2) If the former Employee is reemployed as an Employee before he or she has six consecutive Breaks in Service and the vested portion of his or her Profit Sharing Account and Matching Account was zero and, the dollar amount that was treated as a Forfeiture under ss. 8.4(d) and ss. 15.4(a), if any, shall automatically be restored upon the Employee's reemployment.

                  (3) If the former Employee is reemployed as an Employee after he or she has six consecutive Breaks in Service, the dollar amount that was treated as a Forfeiture shall not be restored. "

7. By amending the last sentence of ss. 3.14, Eligible Employee, to read as follows:

         "In addition, for purposes of eligibility to make Before-Tax Contributions under ss. 5.2, the term Eligible Employee shall not include an Employee who is classified on the Company's personnel or payroll records as a part-time employee who works less than 30 hours per week, unless such person has completed at least one "year of eligibility service" as described below.

         A "year of eligibility service" means (1) a period of 12 consecutive months beginning on an Employee's Employment Commencement Date during which such Employee is credited with at least 1,000 Hours of Service or
         (2) any Plan Year including an anniversary of such Employment Commencement Date during which such Employee is credited with at least 1,000 Hours of Service. For this purpose, an Employee's Hours of Service shall also include hours for which the Employee (i) is directly or indirectly paid, or entitled to


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         payment, for a period of time (without regard to whether the employment relationship is terminated) when the Employee performs no duties as an Employee due to vacations, holidays, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, or
         (ii) is paid for any reason an amount as "back pay," irrespective of mitigation of damages, where such Hour of Service credit, if any, for periods when no duties are performed shall be calculated in accordance with then applicable Department of Labor Hour of Service regulations.


8.       By amending ss. 8.7, Separate Accounts, to read as follows:

         "8.7. Separate Accounts. If a distribution is made from an Employee's Profit Sharing Account under ss. 8.5(a) or ss. 8.6 at a time when the Employee's vested portion was less than 100%, the Plan Sponsor thereafter shall determine the then vested portion of the Employee's Profit Sharing Account in accordance with the following formula:

                  X =  P   (AB + (R x D)) - (R x D), where
                  X =      the current dollar amount, if any, of the vested
                           portion of the Employee's Profit Sharing Account;
                  P =      the employee's current vested percentage under the
                           vesting schedule in ss. 8.4(c);
                  AB =     the current dollar amount, if any, of the balance
                           posted to the Employee's Profit Sharing Account;
                  D =      the dollar amount previously distributed to the
                           Employee from his or her Profit Sharing Account; and
                  R =      AB divided by the dollar amount, if any, posted to
                           the Employee's Profit Sharing Account immediately after the distribution.

         Finally, a separate Profit Sharing Account shall be established for such Employee if he or she subsequently becomes an Active Employee and both Profit Sharing Accounts shall be merged into one such account when the Employee's interest in each such account fully vests."

9. By amending the Plan to correct certain typographical errors as follows:

         a. By amending the first sentence in ss. 5.2(b)(5), Resumption After Termination, to substitute "ss. 5.2(b)(4)" for "ss. 5.2(c)(4)";

         b. By amending the last sentence in ss. 6.1, Plan Sponsor and Company Action, to substitute "ss. 6.2(a)" for "ss. 6.3(a)";

         c. By amending clause (2) in ss. 7.2(b), Corrections, to substitute "ss. 6.2" for "ss. 6.3";



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         d.       By amending the last sentence in ss. 8.4(c), Vesting Schedule, to substitute "ss. 8.4(c)" for "ss. 5.4(c)";

         e. By amending the first sentence in ss. 8.4(e), Reemployment, as in effect before the amendment made in Paragraph 6 of this Amendment Number Three, to substitute "ss. 8.4(c)" for "ss. 5.4(c)";

         f. By amending ss. 8.5(b), Before-Tax Accounts, to substitute "ss. 8.5(b)" for "ss. 8.6(b)" each place it appears;

         g. By amending the second sentence in ss. 8.6, In-Service Withdrawals, to substitute "ss. 8.5" for "ss. 8.6";

         h. By amending the last sentence in ss. 8.6, In-Service Withdrawals, to substitute "ss. 8.6" for "ss. 8.7" each place it appears;

         i. By amending the first sentence in ss. 8.7, Separate Accounts, as in effect before the amendment made in Paragraph 8 of this Amendment Number Three, to substitute "ss. 8.5(a)" for "ss. 8.6(a)" and to substitute "ss. 8.6" for "ss. 8.7"; and

         j. By amending the last sentence in ss. 9.1(c), Automatic Lump Sum Distributions, to substitute "ss. 8.5" for "ss. 8.6" and to substitute "ss. 8.6" for "ss. 8.7".

10. The provisions of Paragraphs 6, 7 and 8 of this Amendment shall be effective for individuals who are Employees on or after the date this Amendment is executed and all other provisions of this Amendment shall be effective retroactively to January 1, 1994. Except as otherwise expressly amended by this Amendment, the Plan as in effect before this Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, Post Properties, Inc. has caused this Amendment Number Three to be executed by its duly authorized officer as of this 29th day of May, 1997.

                                     POST PROPERTIES, INC.

                                     By:  /s/ Judy Denman
                                        ---------------------------------------

                                     Title: Senior Vice President
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